American Century Quantitative Equity Funds, Inc. Summary Prospectus and Prospectus Supplement Multi-Asset Real Return Fund
Supplement dated June 26, 2020 ■ Summary Prospectus and Prospectus dated November 1, 2019

The Board of Directors has approved a plan of liquidation for the Multi-Asset Real Return Fund. Under the plan, the liquidation date of the fund will be October 16, 2020.

The fund will be closed to all new accounts on September 25, 2020 and closed to all new investments, except reinvested distributions, as of the close of the New York Stock Exchange on October 9, 2020.

To prepare for the closing and liquidation of the fund, the fund’s portfolio managers plan to increase the portion of assets held in cash and similar investments to pay expenses and meet redemption requests. In doing so, the portfolio managers may sell securities to increase cash and cash equivalents exposure up to 100% of the portfolio. As a result, the fund will not be pursuing its stated investment objectives.

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